SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2004

LANCER CORPORATION
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	0-13875 (Commission File Number)	74-1591073 (IRS Employer Identification No.)
6655 Lancer Blvd., San Antonio, Texas (Address of principal executive offices)	78219 (Zip Code)

Registrant's telephone number, including area code: (210) 310-7000

ITEM 5. OTHER EVENTS.

        The information in the News Release dated April 23, 2004 regarding the American Stock Exchange's acceptance of Lancer's revised compliance plan is attached as Exhibit 99.1, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits.

99.1
News Release dated April 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCER CORPORATION

Date: April 26, 2004	By:	/s/ CHRISTOPHER D. HUGHES Christopher D. Hughes Chief Executive Officer